UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 29, 2008

Spark Networks, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32750	20-8901733
(Commission File Number)	(IRS Employer Identification No.)

8383 Wilshire Boulevard, Suite 800, Beverly Hills, California 90211

(Address of Principal Executive Offices) (Zip Code)

(323) 658-3000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following approval by the Compensation Committee of the Board of Directors on December 29, 2008, the employment agreements with five executive officers of Spark Networks, Inc. (the “Company”) were amended to ensure compliance with the regulations promulgated under Section 409A of the Internal Revenue Code, as amended (“Section 409A”). The five executive officers are Adam S. Berger (Chief Executive Officer), Gregory J. Franchina (Chief Information Officer), Joshua A. Kreinberg (General Counsel and Company Secretary), Gregory R. Liberman (President and Chief Operating Officer) and Brett A. Zane (Chief Financial Officer). No changes were made to any of the executive officer’s respective employment agreements relating to the financial benefits available to the executive officers in connection with their employment or resulting from a change in control as previously disclosed by the Company. Changes which were made to the employment agreements with each executive officer to comply with Section 409A include, but are not limited to, the following: (i) the definition of “good reason” was modified to strictly comply with the notice and cure period requirements of Section 409A, (ii) any general mutual release which must be executed by the executive officer in order to become entitled to severance pay must be executed within thirty (30) days of the executive’s termination of employment and (iii) any payment of nonexempt deferred compensation to be made to the respective executive officer resulting from his “separation from service,” as defined in Section 409A, will be delayed for six months following such separation from service if the executive officer is considered a “specified employee” under Section 409A. The foregoing description of the amendments to the respective employment agreements for each of the executive officers is not complete and is qualified in its entirety by reference to each of those amendments, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto and incorporated herein by reference.

Item 9.01.	Exhibits

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment No. 1 dated December 29, 2008 to Executive Employment Agreement, dated February 12, 2007, between Spark Networks plc and Adam S. Berger (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2007).

10.2	Amendment No. 1 dated December 30, 2008 to Executive Employment Agreement dated May 16, 2007 between Spark Networks plc and Gregory J. Franchina (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 21, 2007).

10.3	Amendment No. 1 dated December 29, 2008 to Employment Agreement dated July 2, 2007 between Spark Networks plc and Joshua A. Kreinberg (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 9, 2007).

10.4	Amendment No. 3 dated December 29, 2008 to Executive Employment Agreement, dated August 31, 2005, between Spark Networks plc and Gregory R. Liberman (incorporated by reference to Exhibit 10.13 of the Company’s Registration Statement on Form S-1 (File No. 333-123228) filed with the Securities and Exchange Commission on September 16, 2005), as amended by Amendment No. 1, dated March 15, 2006, (incorporated by reference to Exhibit 10.13(a) of the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 7, 2006) and Amendment No. 2, dated November 27, 2006, (incorporated by reference to Exhibit 10.1 of the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 30, 2006).

10.5	Amendment No. 1 dated December 29, 2008 to Executive Employment Agreement dated November 27, 2007 between the Company and Brett A. Zane (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 27, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARK NETWORKS, INC.

Date: December 30, 2008	By:	/s/ Joshua A. Kreinberg
	Name:	Joshua A. Kreinberg
	Title:	General Counsel